===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  CONFIDENTIAL, FOR USE OF THE
                                               COMMISSION ONLY (AS PERMITTED BY
                                               RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          CABOT OIL & GAS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

[CABOT OIL & GAS CORPORATION LOGO]



                                                            March 29, 2001





Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Cabot Oil & Gas Corporation to be held on Thursday, May 3, 2001 at 10:00 a.m., local time, at our corporate headquarters, Cabot Oil & Gas Corporation, First Floor, 1200 Enclave Parkway, Houston, Texas.

     The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the meeting. To better acquaint you with the directors, the Proxy Statement contains biographical information of each nominee and each director continuing in office.

     A report on the operations of the Company and its future plans will be presented at the meeting. In addition, directors and officers of the Company will be present to respond to your questions.

     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided, or if your proxy card or voting instructions form so indicates, vote electronically via the Internet or telephone.


                                                  Sincerely,

                                                  /S/ RAY R. SEEGMILLER
                                                  RAY R. SEEGMILLER
                                                  Chairman of the Board

                          CABOT OIL & GAS CORPORATION


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 3, 2001


     The Annual Meeting of Stockholders of Cabot Oil & Gas Corporation (the "Company"), a Delaware corporation, will be held at the Company's corporate headquarters, 1200 Enclave Parkway, Houston, Texas 77077, on Thursday, May 3, 2001, at 10:00 a.m., for the following purposes:

     I.   To elect three persons to the Board of Directors of the Company.

     II. To approve the second amendment and restatement of the 1994 Long-Term Incentive Plan.

     III. To approve the second amendment and restatement of the 1994 Non-employee Director Stock Option Plan.

     IV. To ratify the appointment of the firm of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors of the Company for its 2001 fiscal year.

     V. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only holders of record of the Class A Common Stock at the close of business on March 9, 2001 are entitled to receive notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

     It is important that your shares be represented and voted at the Annual Meeting. Stockholders are urged to vote their shares by one of the following methods whether or not they plan to attend the Annual Meeting:

     . vote over the Internet or by telephone using the instructions on the proxy card, if this option is available to you (please refer to your proxy card to determine if this option is available to you); or

     . complete, sign, date and return the accompanying proxy card in the enclosed, self-addressed envelope (the self-addressed envelope requires no postage if mailed in the United States).

You may still vote in person if you do attend the Annual Meeting.

     Please exercise your right to vote at your earliest convenient time.


                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        /S/ LISA A. MACHESNEY
                                        LISA A. MACHESNEY
                                        Corporate Secretary



Houston, Texas
March 29, 2001

                          CABOT OIL & GAS CORPORATION
                             1200 Enclave Parkway
                             Houston, Texas  77077

                                PROXY STATEMENT

                        Annual Meeting of Stockholders
                            To Be Held May 3, 2001
                            ----------------------

                              GENERAL INFORMATION


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cabot Oil & Gas Corporation (the "Company") of proxies for use at its 2001 Annual Meeting of Stockholders, to be held at the Company's corporate headquarters, 1200 Enclave Parkway, Houston, Texas, on Thursday, May 3, 2001, at 10:00 a.m., or any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. You may revoke your proxy at any time prior to its use by a written communication to Ms. Lisa A. Machesney, Corporate Secretary of the Company, or by a duly executed proxy bearing a later date.

     Stockholders attending the Annual Meeting may vote their shares in person even though they have already executed a proxy. Properly executed proxies not revoked will be voted in accordance with the specifications thereon at the Annual Meeting and at any adjournment thereof. Proxies on which no voting instructions are indicated will be voted for Proposals I-IV and in the best judgment of the proxy holders on any other matters that may properly come before the meeting.

     Only holders of record of the Company's Class A Common Stock, par value $.10 per share ("Common Stock"), as of the close of business on March 9, 2001, are entitled to vote at the Annual Meeting. As of that date, the Company had outstanding and entitled to vote 29,348,053 shares of Common Stock. Each share of Common Stock is entitled to one vote per share. There is no provision for cumulative voting. A quorum for the consideration of business at the Annual Meeting consists of a majority of all outstanding shares of stock entitled to vote at the Annual Meeting. The Proxy Statement and form of Proxy are being first sent or given to security holders on or about March 22, 2001.

     In accordance with Delaware law, a stockholder entitled to vote for the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. Abstentions from proposals are treated as votes against the particular proposal. Broker non-votes on proposals are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and, therefore, as shares not entitled to vote on the proposal.


                                  PROPOSAL I.
                             ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes of directors serving staggered three-year terms. Robert F. Bailey, John G.L. Cabot and C. Wayne Nance have been nominated for election at the Annual Meeting for terms of three years, each to hold office until the expiration of his term in 2004 and until his successor shall have been elected and shall have qualified. Each nominee is currently a director of the Company.

     It is the intention of the persons named in the enclosed form of proxy to vote such proxies for the election of Messrs. Bailey, Cabot and Nance for terms of three years. If any one of the nominees is not available at the time of the Annual Meeting to serve, proxies received will be voted for substitute nominees to be designated by the Board of Directors or, in the event no such designation is made by the Board, proxies will be voted for a lesser number of nominees. In no event will the proxies be voted for more than the number of nominees set forth below.

     The Board of Directors recommends a vote FOR the election of Messrs. Bailey, Cabot and Nance to the Board of Directors.

Certain Information Regarding Nominees and Directors

     Set forth below, as of March 1, 2001, for each director and for each nominee for election as a director of the Company, is information regarding age, position(s) with the Company, membership on committees of the Board of Directors, the period served as a director and term of office, business experience during at least the past five years, and other directorships currently held. It is expected that Messrs. Esler, Siess and Boswell will retire from the Board at the Board of Directors meeting immediately following the 2001, 2002 and 2003 Annual Meetings of Stockholders, respectively, in accordance with the Board's mandatory retirement policy.



                              Robert F. Bailey
                              Age:  68
                              Committee Membership:  Audit, Safety and
     [Photo 2A]                  Environmental Affairs
                              Director Since:  1994
                              Term of Office Expires:  2001 (Nominee for
                                 Director)
                              Business Experience:
                                TransRepublic Resources, Inc.
                                  President and Chief Executive Officer - 1992
                              to present
                                Alta Energy Corporation
                                  President and Chief Executive Officer - prior
                              to 1992
                              Other Directorships:
                                Chase Bank Texas - Midland - Advisory Director



                              Henry O. Boswell
                              Age:  71
     [Photo 2B]               Committee Membership:  Audit (Chairman)
                                Compensation, Compensation Subcommittee,
                                Executive
                              Director Since:  1991
                              Term of Office Expires:  2003
                              Business Experience:
                                Retired October 1987
                                Amoco Production Company
                                  President - 1983 to October 1987
                                Amoco Corporation
                                  Director - 1983 to October 1987
                                Amoco Canada Petroleum Ltd.
                                  Chairman of the Board - 1983 to October 1987
                              Other Directorships:
                                Rowan Companies, Inc.

                              John G.L. Cabot
                              Age:  66
      [Photo 3A]              Committee Memberships:  Safety and Environmental
                                Affairs (Chairman), Nominations
                              Director Since:  1989
                              Term of Office Expires:  2001 (Nominee for
                              Director)
                              Business Experience:
                                Retired September 1995
                                Cabot Corporation
                                  Chief Financial Officer - October 1992 to
                                  September 1995
                                  Vice Chairman of the Board - October 1988 to
                                  September 1995
                              Other Directorships:
                                Cabot Corporation
                                Eaton Vance Corp.


                              William R. Esler
      [Photo 3B]              Age:  75
                              Committee Membership:  Audit, Safety and
                              Environmental Affairs
                              Director Since:  1992
                              Term of Office Expires:  2003
                              Business Experience:
                                Retired February 1991
                                Southwestern Public Service Company
                                  Chairman of the Board and Chief Executive
                                  Officer - July 1989 to February 1991
                                  President and Chief Executive Officer -
                                  January 1989 to July 1989
                                  President and Chief Operating Officer - 1985
                                  to July 1989
                                  Director - 1985 to 1992


                              C. Wayne Nance
                              Age:  69
      [Photo 4A]              Committee Memberships: Compensation (Chairman),
                                Compensation Subcommittee (Chairman),
                                Nominations, Executive
                              Director Since:  1992
                              Term of Office Expires:  2001 (Nominee for
                              Director)
                              Business Experience:
                                C. Wayne Nance & Associates, Inc. (petroleum
                                  consulting and investments)
                                  President - July 1989 to present
                                The Mitchell Group
                                  Senior Vice President - July 1989 to present
                              Other Directorships:
                                Matador Petroleum Corporation

                              P. Dexter Peacock
                              Age:  59
                              Committee Memberships:  Audit, Safety and
                                Environmental Affairs, Executive
[Photo 4B]                    Director Since:  1998
                              Term of Office Expires:  2003
                              Business Experience:
                                Andrews & Kurth L.L.P.
                                  Of Counsel - January 1998 to present
                                  Partner - 1991 to 1997
                                  Managing Partner - 1986 to 1991
                              Other Directorships:
                                Chase Bank of Texas - Houston Regional Board



                              Ray R. Seegmiller
                              Age:  65
                              Position:  Chairman, President and Chief Executive
                              Officer
                              Director Since:  1997
                              Committee Memberships:  Executive
                              Term of Office Expires:  2002
[Photo 4C]                    Business Experience:
                                Cabot Oil & Gas Corporation
                                  Chairman, President and Chief Executive
                                  Officer - May 1999 to present
                                  President and Chief Executive Officer - May
                                  1998 to May 1999
                                  President and Chief Operating Officer -
                                  September 1997 to May 1998
                                  Executive Vice President and Chief Operating
                                  Officer - March 1997 to September 1997
                                  Vice President, Chief Financial Officer and
                                  Treasurer - August 1995 to March 1997
                                RCS Enterprises, Inc.
                                  President and Chief Executive Officer - May
                                  1993 to June 1995
                                Terry Petroleum Company
                                  President and Chief Executive Officer - May
                                  1988 to April 1993
                              Other Directorships:
                                Domestic Petroleum Counsel - Vice Chairman
                                Independent Petroleum Association of America

                              Charles P. Siess, Jr.
                              Age:  74
                              Director Since: 1989
                              Committee Memberships: Nominations (Chairman),
[Photo 5A]                      Safety and Environmental Affairs, Executive
                              Term of Office Expires:  2003
                              Business Experience:
                                Retired May 1999
                                Cabot Oil & Gas Corporation
                                  Chairman of the Board - May 1998 to May 1999
                                  Chairman of the Board and Chief Executive
                                  Officer - September 1997 to May 1998
                                  Chairman of the Board, Chief Executive Officer and President - May 1995 to September 1997 and December 1989 to December 1992
                                Bridas S.A.P.I.C. Oil Exploration
                                  Consultant and Acting General Manager -
                                  January 1993 to January 1994
                              Other Directorships:
                                Rowan Companies, Inc.


                              Arthur L. Smith
                              Age:  48
                              Director Since:  1999
                              Committee Memberships:  Audit, Compensation
[Photo 5B]                    Term Office Expires:  2002
                              Business Experience:
                                John S. Herold, Inc. (petroleum research and
                                  consulting)
                                  Chairman and Chief Executive Officer - May
                                  1999 to present
                                Torch Energy Advisors (energy financial and
                                  operational outsourcing)
                                  Chairman and Chief Executive Officer - June
                                  1998 to November 1998
                                John S. Herold, Inc.
                                  Chairman and Chief Executive Officer -
                                  December 1984 to May 1998
                              Other Directorships:
                                Plains All American, Inc.
                                John S. Herold, Inc.
                                Evergreen Resources Inc.

                              William P. Vititoe
                              Age:  62
                              Director Since:  1994
                              Committee Memberships: Compensation, Compensation
[Photo 6A]                      Subcommittee, Nominations
                              Term of Office Expires:  2002
                              Business Experience:
                                Retired May 1998
                                  Consultant to Puget Sound Energy, Inc. -
                                  February 1997 to May 1998
                                Washington Energy Company
                                  Chairman of the Board, Chief Executive Officer and President - January 1994 to February 1997
                                ANR Pipeline Company
                                  President and Chief Executive Officer -
                                  October 1990 to December 1993
                              Other Directorships:
                                Aegis Software
                                Comerica Inc.
                                Amerisure Inc.
                                Midwest Independent System Operator, Inc.


Information on the Board of Directors and its Committees

     The Board of Directors held seven meetings during the year ended December 31, 2000. All directors attended 75% or more of the meetings of the Board of Directors and of the committees held while they were members during 2000. Any stockholder desiring to make a nomination to the Board of Directors should submit such nomination for consideration by the Nominations Committee, including such nominee's qualifications, to Ms. Lisa A. Machesney, Corporate Secretary, Cabot Oil & Gas Corporation, 1200 Enclave Parkway, Houston, Texas 77077.

     The Board of Directors has six standing committees: the Audit Committee, the Compensation Committee, the Compensation Subcommittee, the Nominations Committee, the Safety and Environmental Affairs Committee and the Executive Committee. Membership on each committee is listed above and below. All standing committees, with the exception of the Executive Committee, are composed entirely of non-employee directors.

                                         Number of
                                        Meetings in
     Committee           Members           2000         Responsibilities
----------------------------------------------------------------------------------------------------------------------------------
Audit Committee     Henry O. Boswell *      3           Annually recommends the independent public accountants to be appointed by
                    Robert F. Bailey                    the Board of Directors as auditor of the Company and its subsidiaries; the
                    William R. Esler                    committee also reviews the arrangements for and the results of the auditor's
                    P. Dexter Peacock                   examination of the Company's books and records, internal accounting control
                    Arthur L. Smith                     procedures, and the internal audit activities and recommendations. It reports to the Board of Directors on Audit Committee activities and makes such investigations as it deems appropriate.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Compensation Committee   C. Wayne Nance *          3    Determines the salaries, bonuses and other remuneration of the Company's
                         Henry O. Boswell               officers who are also directors, reviews and approves the salaries, bonuses
                         Arthur L. Smith                and other remuneration of all other executive officers, and determines the
                         William P.Vitioe               aggregate amount of bonuses and other incentives to be paid pursuant to the
                                                        Company's incentive compensation program. It administers the Company's
                                                        Annual Target Cash Incentive Plan, and supplemental retirement plans, including the adoption of the rules and regulations therefore and the determination of awards. It also makes recommendations to the Board of
                                                        Directors with respect to the Company's compensation policy.
------------------------------------------------------------------------------------------------------------------------------------
Compensation             C. Wayne Nance *          1    Created to ensure each member is an "outside director" as defined for
Subcommittee             Henry O. Boswell               purposes of Section 162(m) of the Internal Revenue Code. It administers the
                         William P. Vititoe             Company's Amended and Restated 1994 Long-Term Incentive Plan and Incentive
                                                        Stock Option Plan, including the adoption of the rules and regulations therefore and the determination of awards
------------------------------------------------------------------------------------------------------------------------------------
Nominations Committee    Charles P. Siess, Jr. *   1    Considers and proposes nominees for membership on the Board of Directors,
                         John G.L. Cabot                including nominations made by stockholders, reviews the composition of the
                         C. Wayne Nance                 Board of Directors and makes recommendations to the Board of Directors
                         William P. Vititoe             concerning corporate governance.
------------------------------------------------------------------------------------------------------------------------------------
Safety & Environmental   John G.L. Cabot *         2    Reviews the Company's safety and environmental management programs and
Affairs Committee        Robert F. Bailey               evaluates major hazard analyses. From time to time, it also reviews the
                         William R. Esler               nature of and extent of Company spending for safety and environmental
                         P. Dexter Peacock              compliance. It further consults with outside and internal advisors of the
                         Charles P. Seiss               Company regarding the management of the Company's safety and environmental programs.
------------------------------------------------------------------------------------------------------------------------------------
Executive Committee      P. Dexter Peacock         0    Created on February 22, 2001 to exercise all power and authority of the
                         Henry O. Boswell               Board of Directors, except as limited by the Company's by-laws or applicable
                         C. Wayne Nance                 law.
                         Ray R. Seegmiller
                         Charles P. Siess, Jr.
 -----------------------------------------------------------------------------------------------------------------------------------

* Committee Chairman

Director Compensation

        Directors who are not employees of the Company were compensated during 2000 by the payment of a quarterly cash fee of $6,000, plus $1,000 for attendance by them at each Board meeting and $1,000 for attendance at each meeting of a committee of which they are a member, with the exception of the Compensation Subcommittee. Members of the Compensation Subcommittee receive no additional fees for their services on this committee. Committee chairmen received an additional fee of $500 per quarter. Directors are further compensated $500 for attendance at business meetings when so requested by the Chairman of the Board of Directors.

        Non-employee directors also received nondiscretionary automatic grants of non-qualified options to purchase 10,000 shares of the Common Stock at a price equal to 100% of the fair market value on the date first elected to the Board of Directors under either the 1990 Non-employee Director Stock Option Plan or the Amended and Restated 1994 Non-employee Director Stock Option Plan. In addition, non-employee directors receive a nondiscretionary automatic grant of a non-qualified option to purchase an additional 5,000 shares of Common Stock at each annual meeting of stockholders under the Amended and Restated 1994 Non-employee Director Stock Option Plan. Directors who are employees of the Company receive no additional compensation for their duties as directors. All directors were reimbursed for travel expenses incurred for attending all Board and committee meetings.


                                  PROPOSAL II.

               APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT
                     OF THE 1994 LONG-TERM INCENTIVE PLAN

     In 1994 the Board of Directors adopted, and the stockholders approved, the Company's 1994 Long-Term Incentive Plan, and in 1998 the Board of Directors adopted, and the stockholders approved, an amendment and restatement of the plan. The Board of Directors has now adopted, subject to stockholder approval, further amendments to the 1994 Long-Term Incentive Plan and a second restatement of the plan, as so amended (such plan, as so amended and restated, the "1994 Incentive Plan"). A copy of the 1994 Incentive Plan is attached hereto as Exhibit A and is incorporated herein by reference.

     The principal changes effected by the amendment and second restatement of the 1994 Incentive Plan are (i) increasing the number of shares subject to the plan by 1,200,000 shares (from 2,500,000 shares to 3,700,000 shares); (ii) changing the limit on "stock awards" (as defined in the plan) from 750,000 shares (30% of 2,500,000) to 30% of the shares authorized under the plan; and
(iii) broadening the performance share provisions previously approved by stockholders, making them a formal part of the 1994 Incentive Plan as "performance awards" and allowing performance awards to be paid in cash.

     Pursuant to the 1994 Incentive Plan, employees of the Company, including officers and directors who are employees, will be eligible to receive awards consisting of (i) stock options, (ii) stock appreciation rights, (iii) restricted or nonrestricted stock awards ("stock awards"), (iv) awards paid, vested or otherwise deliverable on account of pre-established objective performance goals ("performance awards"), (v) cash awards or (vi) any combination of the foregoing. The 1994 Incentive Plan is intended as an incentive to retain key executives and other selected employees of the Company and to reward them for making contributions to the success of the Company.

     An aggregate of 2,500,000 shares of Common Stock were reserved for issuance pursuant to the 1994 Incentive Plan as amended and restated in 1998. As of December 31, 2000, under the 1994 Incentive Plan options to purchase a total of 857,448 shares were outstanding, 792,573 shares had been issued upon exercise of options, 488,720 shares had been granted as restricted stock awards and 35,382 shares had issued for performance shares, leaving only 325,877 shares available for future grants. In order to continue the effectiveness of the 1994 Incentive Plan, the Board of Directors has adopted the second amended and restated 1994 Incentive Plan, which will provide for the issuance of up to an additional 1,200,000 shares of Common Stock.

     The 1994 Incentive Plan is administered by the Compensation Subcommittee of the Board of Directors. Subject to the provisions of the 1994 Incentive Plan, the Compensation Subcommittee is authorized to determine the type or types of awards made to each participant and the terms, conditions and limitations applicable to each award. In addition, the Compensation Subcommittee has the power to interpret the 1994 Incentive Plan, to adopt such rules and regulations as it may deem necessary or appropriate in keeping with the objectives of the 1994 Incentive Plan, to extend the exercisability of awards, to accelerate the vesting or exercisability of awards, to eliminate or make less restrictive any restrictions on awards, to waive any restrictions or other provisions of awards under the 1994 Incentive Plan or to otherwise amend or modify awards. The 1994 Incentive Plan specifically prohibits the repricing of stock options and the substitution of outstanding stock options for new options with a lower exercise price. The Compensation Subcommittee may also provide for loans from the Company to permit the exercise or purchase of awards and may provide for procedures to permit the exercise or purchase of awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an award.

     Options are rights to purchase a specified number of shares of Common Stock at a price fixed at the time the option is granted. Options granted pursuant to the 1994 Incentive Plan will become exercisable on such date or dates as may be established by the Compensation Subcommittee and may either be incentive stock options within the meaning of Section 422 of the Internal Revenue Code or non-qualified stock options. The exercise price of options granted under the

1994 Incentive Plan will be an amount not less than the fair market value of the Common Stock at the time of grant (or, if greater, the par value thereof). The exercise price must be paid in full in cash at the time an option is exercised or, if permitted by the Compensation Subcommittee, by means of tendering Common Stock or surrendering another award.

     Stock appreciation rights are rights to receive, without payment to the Company, cash or shares of Common Stock with a value determined by reference to the difference between the exercise or "strike" price of the stock appreciation right and the fair market value or other specified valuation of the Common Stock at the time of exercise. A stock award is an award of shares of Common Stock or units denominated in shares of Common Stock that may be subject to conditions established by the Compensation Subcommittee and may include a restriction against transfer as well as repurchase provisions. During any period of restriction, the employee may have the right to vote and receive dividends on the shares covered by the restricted stock awards.

     A cash award may be denominated in cash with the amount of payment subject to future service and other restrictions and conditions as may be established by the Compensation Subcommittee, including continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measures of performance.

     In 1994, the Compensation Committee adopted performance share provisions under the 1994 Incentive Plan pursuant to which the Compensation Committee has granted awards of performance shares (as a form of stock award under the 1994 Incentive Plan) under specified terms and conditions. In connection with the amendment and restatement of the 1994 Incentive Plan effected in 1998, the Compensation Committee adopted broadened performance share provisions. As part of the second amendment and restatement currently proposed, the performance award provisions are being revised, broadened and added as an explicit part of the 1994 Incentive Plan.

     Grants of performance shares previously could be made only to members of the executive management group of the Company selected by the Compensation Committee, while performance awards under the second amended and restated 1994 Incentive Plan can be made to any eligible participant under the plan. Previously, there was a limit that no participant could be granted more than 25,000 performance shares for any one-year period; this limitation is removed and replaced by the general plan limits described below.

     Performance awards under the second amended and restated plan are awards paid in cash or shares of Common Stock that are paid, vested or otherwise deliverable on account of one or more objective performance goals. The performance goals may be based on one or more business criteria applicable to the participant, the Company as a whole or one or more of the Company's business units and may include one or more of the following: increased revenue, net income, stock price, market share, earnings per share, other earnings measures, return on equity, return on assets, decrease in costs, shareholder value, EBIT, EBITDA, funds from operations, cash flow, cash from operations, net cash flow, net cash flow before financing activities, other cash flow measures, total shareholder return, return on capital, return on invested capital, operating income, after-tax operating income, reserve additions, proceeds from dispositions, production volumes, reserve replacement measures, finding and development costs, total market value, petroleum reserve measures and safety and environmental performance measures. The Committee will determine the employees to receive such awards and the terms, conditions and limitations applicable to each such award, which conditions may, but need not, include continuous service with the Company, achievement of specific business objectives, attainment of specified growth rates, increases in specified indices or other comparable measures of performance.

     The performance award provisions are intended to constitute "qualified performance based compensation" as defined under Section 162(m) of the Internal Revenue Code, with the effect that the deduction disallowance of Section 162(m) should not be applicable to compensation paid to covered employees under the performance share provisions.

     For purposes of satisfying the requirements of Section 162(m) of the Internal Revenue Code, no participant may be granted stock options to purchase or stock appreciation rights for more than 500,000 shares in any calendar year, and no participant may be granted in respect of any calendar year cash awards with a value on date of grant of more than $2,000,000. In addition, no participant may be granted stock awards covering more than 100,000 shares in any calendar year.

     Unless otherwise determined by the Compensation Subcommittee, awards under the 1994 Incentive Plan that constitute derivative securities are not transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. The 1994 Incentive Plan allows for the satisfaction of a participant's tax withholding in respect of an award by the withholding of shares of Common Stock issuable pursuant to the award or the delivery by the participant of previously owned shares of Common Stock, in either case valued at the fair market value thereof. On March 9, 2001, the closing price of the Common Stock on the New York Stock Exchange was $31.53 per share.

     The amount and type of awards to be granted in the future to the named officers, to all executive officers as a group and to all other employees are not currently determinable. The 1994 Incentive Plan does not permit the grant of awards to directors who are not employees.

     In the event of a stock split, stock dividend, combination or reclassification or certain other corporate transactions, the Compensation Committee is authorized to make appropriate adjustments to the exercise price and number of shares subject to awards granted under the 1994 Incentive Plan.

     The Board of Directors has the right to amend, modify, suspend or terminate the 1994 Incentive Plan, except that (a) without the consent of the affected participant, no amendment or alteration shall be made that would impair the rights of a participant under any award theretofore granted and (b) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required by applicable legal requirements.

     Certain Federal Income Tax Consequences. The following discussion of tax considerations relating to options describes only certain U.S. federal income tax matters. The discussion is general in nature and does not take in to account a number of considerations which may apply in light of the particular circumstances of an optionee.

     Some of the options issuable under the 1994 Incentive Plan may constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, while other options granted under the 1994 Incentive Plan will be non-qualified stock options. The Internal Revenue Code provides for tax treatment of stock options qualifying as incentive stock options that may be more favorable to employees than the tax treatment accorded non-qualified stock options. Generally, upon the exercise of an incentive stock option, the optionee will recognize no income for U.S. federal income tax purposes. The difference between the exercise price of the incentive stock option and the fair market value of the stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain will be taxed to the optionee as long-term capital gain. In contrast, upon the exercise of a non-qualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the then fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified option will be treated generally as capital gain or loss. No deduction is available to the employer corporation upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so purchased before the applicable holding period expires), whereas upon exercise of a non-qualified stock option, the employer corporation is entitled to a deduction in an amount equal to the income recognized by the employee. Except with respect to death, an optionee has three months after termination of employment in which to exercise an incentive stock option and retain favorable tax treatment at exercise. An option exercised more than three months after an optionee's termination of employment other than upon death or disability cannot qualify for the tax treatment accorded incentive stock options. Such option would be treated as a non-qualified stock option instead. Based on the provisions of the 1994 Incentive Plan, the Company expects that the 1994 Incentive Plan will comply with the requirements of Section 162(m) of the Internal Revenue Code, provided that the grant is made by a qualified compensation committee.

     Approval of the amendment and restatement of the 1994 Incentive Plan will require the affirmative vote of a majority of the shares of Common Stock voting on the proposal. For this purpose, abstentions will be counted as votes against and broker non-votes will not be treated as voting on the proposal. The persons named on the accompanying proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the approval of the amendment and restatement of the 1994 Incentive Plan.

     The Board of Directors recommends a vote FOR approval of the Second Amended and Restated 1994 Long-Term Incentive Plan.

                                 PROPOSAL III.

            APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF THE
                  1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     In 1994 the Board of Directors adopted, and the stockholders approved, the Company's 1994 Non-employee Director Stock Option Plan, and in 1998 the Board of Directors adopted, and the stockholders approved, an amendment and restatement of the plan. The Board of Directors has now adopted, subject to stockholder approval, further amendments to the 1994 Non-employee Director Stock Option Plan and a second restatement of the plan, as so amended (such plan, as so amended and restated, the "1994 Non-employee Director Plan"). A copy of the 1994 Non-employee Director Plan is attached hereto as Exhibit B and is incorporated herein by reference.

     The principal change effected by the amendment and second restatement of the 1994 Non-employee Director Plan is to increase the number of shares subject to the plan by 200,000 (from 300,000 to 500,000).

     The 1994 Non-employee Director Plan is intended as an incentive to attract and retain as independent directors of the Company persons of training, experience and ability, to encourage the sense of proprietorship of such persons and to stimulate their active interest in the development and financial success of the Company.

     Under the 1994 Non-employee Director Plan, each director of the Company who is not an employee of the Company is automatically granted an option to purchase 10,000 shares of Common Stock on the date such person first becomes a non-employee director. Thereafter, each non-employee director is automatically granted an option to purchase an additional 5,000 shares of Common Stock at each annual meeting of stockholders (other than when the director's status as director terminates at such meeting). Each option permits the optionee to purchase shares of Common Stock at an exercise price per share equal to 100% of the fair market value of a share of Common Stock on the date the option is granted. The exercise price of the options is payable in cash or in shares of Common Stock or any combination thereof. An optionee may also exercise an option using the proceeds to be received from the sale of Common Stock issuable pursuant to the option.

     The 1994 Non-employee Director Plan as amended and restated in 1998 provided for the granting of options to purchase an aggregate of not more than 300,000 shares of Common Stock. As of December 31, 2000, options to purchase a total of 170,000 shares were outstanding, 20,000 shares had been issued upon exercise of options, leaving only 110,000 shares available for future grants. In order to continue the effectiveness of the plan, the Board of Directors has adopted the second amended and restated 1994 Non-employee Director Plan, which will provide for the granting of options to purchase an aggregate of not more than 500,000 shares of Common Stock. On March 9, 2001, the closing price of the Common Stock on the New York Stock Exchange was $31.53 per share.

     Options granted under the 1994 Non-employee Director Plan will be exercisable, on a cumulative basis, with respect to 33 1/3% of the total number of shares of Common Stock subject to the option as of the first, second and third anniversaries of the date of the grant of such option. In the event of a "change in control" of the Company (as defined in the 1994 Non-employee Director
Plan), any unvested portion of the options will immediately become exercisable in full. Options granted under the 1994 Non-employee Director Plan will terminate upon the earliest of: (a) five years from the date of the grant of the option; (b) one year after the optionee ceases to be a director of the Company by reason of death, disability or mandatory retirement of the optionee; or (c) three months after the optionee ceases to be a director of the Company for any reason other than death, disability or mandatory retirement. In the event of cessation of services of a director because of death, disability or mandatory retirement, any unmatured installments of the option shall be accelerated, effective as of the date of cessation of service.

     In the event of a stock split, stock dividend, combination or reclassification or certain other corporate transactions, the Board of Directors is authorized to make appropriate adjustments to the exercise price and number of shares subject to options under the 1994 Non-employee Director Plan.

     The Board of Directors has the right to amend, alter or discontinue the 1994 Non-employee Director Plan, except that (a) without the consent of the affected optionee, no amendment or alteration shall be made that would impair the rights of an optionee under any option theretofore granted and (b) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required.

     Options under the 1994 Non-employee Director Plan are intended to be non-qualified options for federal income tax purposes. See "Proposal II - Approval of the Second Amendment and Restatement of the 1994 Long-Term Incentive Plan - Certain Federal Income Tax Consequences" for a description of the federal income tax consequences of non-qualified options.

     Approval of the amendment and restatement of the 1994 Non-employee Director Plan will require the affirmative vote of a majority of the shares of Common Stock voting on the proposal. For this purpose, abstentions will be counted as votes against and broker non-votes will not be treated as voting on the proposal. The persons named on the accompanying proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the approval of the 1994 Non-employee Director Plan.

     The Board of Directors recommends a vote FOR approval of the Second Amended and Restated 1994 Non-employee Director Stock Option Plan.


                                 PROPOSAL IV.
                      APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon recommendation by the Audit Committee, has approved and recommended the appointment of PricewaterhouseCoopers LLP, independent public accountants, as auditors to examine the Company's financial statements for 2001. Neither such firm nor any of its associates has any relationship with the Company except in their capacity as auditors. The persons named in the accompanying proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the designation of PricewaterhouseCoopers LLP as auditors of the Company.

     A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and to be available to respond to appropriate questions raised during the Annual Meeting. The representative will also have an opportunity to make a statement during the meeting if the representative so desires.

     See Audit Committee Report on page 20 for further information.

     The Board of Directors recommends a vote FOR ratification of the appointment of the firm of PricewaterhouseCoopers LLP, independent certified public accounts, as auditors of the Company for its 2001 fiscal year.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table summarizes annual and long-term compensation paid to the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers who were serving as of December 31, 2000 for all services rendered to the Company and its subsidiaries during each of the last three fiscal years.


                          SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Annual Compensation                Long-Term Compensation
                                    -------------------------------------------------------------------------------
                                                                                   Awards            Payouts
                                                                           ----------------------------------------
        Name and             Year      Salary     Bonus      Other Annual    Restricted    Securities      LTIP        All Other
   Principal Position                   ($)        ($)       Compensation      Stock       Underlying     Payouts    Compensation
                                                                ($) (4)      Awards ($)     Options (#)  ($) (15)       ($) (17)
                                                                               (8) (9)                     (16)
-----------------------------------------------------------------------------------------------------------------------------------
Ray R. Seegmiller            2000     395,412    218,000       34,596       596,250 (10)       50,000            0         10,500
  Chairman, President and    1999     375,000    200,000       18,806             0            70,000      101,999         10,000
  Chief Executive Officer    1998     339,042     99,000       20,246             0            62,000            0         10,000

H. Baird Whitehead (1)       2000     226,667     80,000       19,837       149,063 (11)       14,000            0         10,500
  Senior Vice President      1999     215,000     83,700        6,283             0            16,000       78,461          9,976
                             1998     198,333     34,400        9,696             0            10,000       44,813         10,000

Michael B. Walen             2000     175,750     62,000        6,012       129,188 (12)       11,000            0          9,430
  Vice President -           1999     160,000     60,000        3,811             0            15,000            0          7,360
  Regional Manager           1998     150,417     24,000       13,490 (6)         0            10,000            0          8,097

Robert R. McBride, Jr. (2)   2000     184,083     45,000        1,044        79,500 (13)       11,000            0              0
  Vice President -           1999      60,000     40,300 (3)   19,771 (7)   144,375 (13)            0            0              0
  Regional Manager           1998           0          0            0             0                 0            0              0

Jeffrey W. Hutton            2000     160,833     51,000        3,532       114,281 (14)        9,000            0          8,501
  Vice President -           1999     155,000     51,700        2,828             0            15,000       62,769          7,156
   Marketing                 1998     149,792     23,900        2,846             0            10,000       22,406          8,792
------------------------------------------------------------------------------------------------------------------------------------

1/  Mr. Whitehead resigned from the Company January 19, 2001.
-

2/  Mr. McBride resigned from the Company January 31, 2001.
-

3/  Includes $25,000 bonus paid upon commencement of employment with the Company
-
    in September 1999.

4/  The amount in this column for 2000 represents premiums paid on and a tax
-
    gross-up for imputed income on executive term life insurance and a tax gross-up on club dues. The 2000 premiums paid on and a tax gross-up for imputed income on executive term life insurance represents $30,289, $3,067, $2,237, $1,044 and $1,321 for Messrs. Seegmiller, Whitehead, Walen, McBride and Hutton, respectively. The 2000 tax gross-up on club dues represents $4,307, $2,412, $3,775, $0 and $2,211 for Messrs. Seegmiller, Whitehead,
    Walen, McBride and Hutton, respectively.

5/  Also includes $14,358 tax gross-up for imputed income on relocation
-
    expenses.

6/  Includes a $9,874 tax gross up for imputed income on relocation expenses.
-

7/  Includes $15,000 relocation allowance (the equivalent of one-month's salary)
-
    and $4,543 tax gross-up for imputed income on relocation expenses.

8/  The amount in this column for 2000 represents the value of restricted stock
-
    grants made to the named executive on May 9, 2000 based on closing market prices on such date of $19.875 as reported on the New York Stock Exchange, Inc. Composite Transactions Reporting System.

9/  Messrs. Seegmiller, Whitehead, Walen, McBride and Hutton were granted
-
    30,000, 7,500, 6,500, 4,000 and 5,750 shares of restricted stock, respectively, on May 9, 2000. The restrictions on these shares lapse in full in three years from the date of grant provided the officer is still employed with the Company.

10/ Mr. Seegmiller holds a total of 30,000 shares of restricted stock as of
--
    December 29, 2000. The market value of the 30,000 shares at December 29, 2000 was $935,625. No dividends are paid on the restricted stock held.

11/ Mr. Whitehead held a total of 7,500 shares of restricted stock as of
--
    December 29, 2000. The market value of the 7,500 shares at December 29, 2000 was $233,906. No dividends are paid on the restricted stock held. Upon Mr. Whitehead's resignation from the Company January 19, 2001, all shares of restricted stock were forfeited.

12/ Mr. Walen holds a total of 6,500 shares of restricted stock as of December
--
    29, 2000. The market value of the 6,500 shares at December 29, 2000 was $202,719. No dividends are paid on the restricted stock held.

13/ Mr. McBride held a total of 11,500 shares of restricted stock as of
--
    December 29, 2000. 7,500 shares were granted September 1, 1999 as part of his employment package. The market value of the 11,500 shares at December 29, 2000 was $358,656. No dividends are paid on the restricted stock held. Upon Mr. McBride's resignation from the Company January 31, 2001, all shares of restricted stock were forfeited.

14/ Mr. Hutton holds a total of 5,750 shares of restricted stock as of December
--
    29, 2000. The market value of the 5,750 shares at December 29, 2000 was $179,328. No dividends are paid on the restricted stock held.

15/ The amount in this column next to the year 1999 represents the value of a
--
    performance share payout of 5,395, 4,150 and 3,320 shares of Common Stock to Messrs. Seegmiller, Whitehead and Hutton respectively, for the performance period July 1, 1996 through June 30, 1999, based upon the average of the high and low trading prices on the date the shares were issued of $18.90625, as reported on the New York Stock Exchange, Inc. Composite Transactions Reporting System.

16/ The amount in this column next to the year 1998 represents the value of a
--
    performance share payout of 3,000 and 1,500 shares of Common Stock to Messrs. Whitehead and Hutton, respectively, for the performance period July 1, 1995 through June 30, 1998, based upon the average of the high and low trading prices on the date the shares were issued of $14.9375, as reported on the New York Stock Exchange, Inc. Composite Transactions Reporting System.

17/ The amount in this column represents the Company's contributions to the
--
    401(k) Plan and the associated non-qualified agreement or the associated non-qualified Deferred Compensation Plan on behalf of the named executive.


Option Grants in Last Fiscal Year

     Set forth below is certain information relating to the Company's grant of options during 2000 to the executive officers named in the preceding Summary Compensation Table, including the relative size of each grant, and each grant's exercise price and expiration date. Also included is information relating to the potential realizable value of the options granted, based upon assumed annualized stock value appreciation rates. Neither the option values reflected in the table nor the assumptions utilized in arriving at the values should be considered indicative of future stock performance.

                       OPTION GRANTS IN LAST FISCAL YEAR

------------------------------------------------------------------------------------------------------------------------

                             Individual Grants                                               Potential Realizable
                                                                                        Value at Assumed Annual Rates
                                                                                         of Stock Price Appreciation
                                                                                                for Option Term
------------------------------------------------------------------------------------------------------------------------
                      Number of
                      Securities        Percent of
                      Underlying           Total
                       Options            Options         Exercise
                       Granted          Granted to          Price        Expiration
     Name            (#)/(3)//(4)/     Employees in     ($/Sh) /(5)/     Date /(6)/     5% ($) /(7)/   10% ($) /(8)/
                                        Fiscal Year
-------------------------------------------------------------------------------------------------------------------
R.R. Seegmiller           50,000          19.7%            $19.375      May 9, 2005     $  267,650      $  591,450
H.B. Whitehead/(1)/       14,000           5.5%            $19.375      May 9, 2005     $   74,942      $  165,606
M.B. Walen                11,000           4.3%            $19.375      May 9, 2005     $   58,883      $  130,119
R.R. McBride/(2)/         11,000           4.3%            $19.375      May 9, 2005     $   58,883      $  130,119
J.W. Hutton                9,000           3.5%            $19.375      May 9, 2005     $   48,177      $  106,461
------------------------------------------------------------------------------------------------------------------

1/  Upon Mr. Whitehead's resignation January 19, 2001, the option grant reported
-
    in this table was forfeited.

2/  Upon Mr. McBride's resignation January 31, 2001, the option grant reported
-
    in this table was forfeited.

3/  There were no adjustments or amendments during 2000 to the exercise price of
-
    stock options previously awarded to any of the named executive officers.

4/  For each of the named executive officers, 33 1/3% of each option becomes
-
    exercisable on the first anniversary of the date of grant (May 9, 2001) and the remainder of such option becomes exercisable in 33 1/3% increments on each of the next two anniversaries of such date.

5/  Equal to the average of the high and low trading price per share of the
-
    Company's Common Stock on the date of grant, as reported on The New York Stock Exchange, Inc. Composite Transactions Reporting System.

6/  The options permit the exercise price to be paid in cash or by tendering
-
    shares of Common Stock. The options permit the withholding of shares to satisfy tax obligations.

7/  The stock price required to produce this value is $24.728 and would produce
-
    a corresponding $156,737,708 increase in total stockholder value based upon 29,280,349 shares of Common Stock outstanding on February 1, 2001.

8/  The stock price required to produce this value is $31.204 and would produce
-
    a corresponding $346,357,248 increase in total stockholder value based upon 29,280,349 shares of Common Stock outstanding on February 1, 2001.


Aggregated FY-End Option Values

     Set forth below is supplemental information relating to options exercised during 2000 and the number and intrinsic value of stock options held at December 29, 2000 ("FY-End"), by the executive officers named in the preceding Summary Compensation Table. Year-end values are based on the Company's stock price at December 29, 2000, do not reflect the actual amounts, if any, which may be realized upon the future exercise of remaining stock options, and should not be considered indicative of future stock performance.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                             FY-END OPTION VALUES


-------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                Securities                Value of
                                                                                Underlying               Unexercised
                                                                                Unexercised             In-the-Money
                                                                           Options at FY-End (#)     Options at FY-End ($)
-------------------------------------------------------------------------------------------------------------------------
                                                                               Exercisable/             Exercisable/
              Name                 Shares Acquired    Value Realized           Unexercisable          Unexercisable (2)
                                   on Exercise (#)       ($) (1)
-------------------------------------------------------------------------------------------------------------------------
R.R. Seegmiller                         20,000           $ 99,375             94,667/117,333         $1,103,632/1,411,182
H.B. Whitehead                          26,667           $144,294              45,401/27,999         $    654,542/340,884
M.B. Walen                              22,500           $149,719               4,167/24,333         $     38,617/296,289
R.R. McBride                             n/a                n/a                     0/11,000                   0/$129,938
J.W. Hutton                             28,000           $189,831              11,667/22,333         $    126,461/272,664
-------------------------------------------------------------------------------------------------------------------------

1/ Value realized equals the Common Stock market price received by the Executive Officer on the date of exercise (via a cashless exercise and sale of the Common Stock) less the exercise price, times the number of shares exercised.

2/ A stock option is considered to be "in-the-money" if the price of the related stock is higher than the exercise price of the option. The closing market price of the Common Stock was $31.1875 per share as reported on the New York Stock Exchange, Inc. Composite Transactions Reporting System for December 29, 2000.


Long-Term Incentive Plan - Awards in Last Fiscal Year

     There were no additional long-term incentive awards made in 2000 to the executive officers named in the Summary Compensation Table.


Pension Plan Table

     Company employees are covered by the Company's Pension Plan (the "Pension Plan"), a noncontributory defined benefit plan that provides benefits based generally upon the employee's compensation levels during the last years of employment. In addition, the Company has entered into agreements to supplement the benefits payable to certain officers to the extent benefits under the Pension Plan are limited by provisions of the Internal Revenue Code of 1986, as amended (the "Code"), or the Employee Retirement Income Security Act of 1974, as amended. The following table sets forth estimated annual benefits payable for eligible employees (including executive officers) who retire at age 65 under the Pension Plan (and, where applicable, such supplemental agreements) for specified earnings and years of service classification. Amounts shown are for employees (including all persons listed in the Summary Compensation Table) who were not "grandfathered" under the Pension Plan (based on years of service and age) as of September 30, 1988.

                              PENSION PLAN TABLE

---------------------------------------------------------------------------------------------------------------------------
  Remuneration                                                    Years of Service
---------------------------------------------------------------------------------------------------------------------------
                             5             10             15             20             25             30              35
---------------------------------------------------------------------------------------------------------------------------
     125,000               8,673         17,346         26,019         34,692         43,365         52,038          60,711
---------------------------------------------------------------------------------------------------------------------------
     150,000              10,548         21,096         31,644         42,192         52,740         63,288          73,836
---------------------------------------------------------------------------------------------------------------------------
     175,000              12,423         24,846         37,269         49,692         62,115         74,538          86,961
---------------------------------------------------------------------------------------------------------------------------
     200,000              14,298         28,596         42,894         57,192         71,490         85,788         100,086
---------------------------------------------------------------------------------------------------------------------------
     225,000              16,173         32,346         48,519         64,692         80,865         97,038         113,211
---------------------------------------------------------------------------------------------------------------------------
     250,000              18,048         36,096         54,144         72,192         90,240        108,288         126,336
---------------------------------------------------------------------------------------------------------------------------
     300,000              21,798         43,596         65,394         87,192        108,990        130,788         152,586
---------------------------------------------------------------------------------------------------------------------------
     400,000              29,298         58,596         87,894        117,192        146,490        175,788         205,086
---------------------------------------------------------------------------------------------------------------------------
     450,000              33,048         66,096         99,144        132,192        165,240        198,288         231,336
---------------------------------------------------------------------------------------------------------------------------
     500,000              36,798         73,596        110,394        147,192        183,990        220,788         257,586
---------------------------------------------------------------------------------------------------------------------------
     600,000              44,298         88,596        132,894        177,192        221,490        265,788         310,086
---------------------------------------------------------------------------------------------------------------------------
     700,000              51,798        103,596        155,394        207,192        258,990        310,788         362,586
---------------------------------------------------------------------------------------------------------------------------
     750,000              55,548        111,096        166,644        222,192        277,740        333,288         388,836
---------------------------------------------------------------------------------------------------------------------------


          Compensation under the Pension Plan generally consists of taxable income and 401(k) deferred amounts. The Pension Plan provides for full vesting after five years of service. Benefits are payable for the life of the employee on a single-life annuity basis and are not subject to any deductions for Social Security or other offset amounts. Covered compensation under the Pension Plan in 2000 for the executive officers named in the Summary Compensation Table is the amounts under the "Salary" and "Bonus" columns set forth in such table. The Company provides Mr. Seegmiller supplemental pension benefits by granting one month's additional service credit for each month of actual service. For purposes of the Pension Plan, including Mr. Seegmiller's supplemental pension benefits, Messrs. Seegmiller, Whitehead, Walen, McBride and Hutton had 11.00, 20.25, 13.67, 1.33 and 15.75 years of credited service, respectively, as of December 31, 2000.


                            COMPENSATION COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION

Introduction
------------

     The Compensation Committee and the Compensation Subcommittee of the Board of Directors administer the Company's compensation programs. The Compensation Committee (the "Committee") is comprised of four non-employee directors: Mr. Nance, Chairman, and Messrs. Boswell, Smith and Vititoe. The Committee has responsibility for determining the salaries, annual incentive compensation and other remuneration of the officers of the Company who are also directors; and for reviewing and approving the salaries, annual incentive compensation and other remuneration of all other officers of the Company. The Committee also approves the design of the Company's compensation and benefit plans. The Compensation Subcommittee (the "Subcommittee") is comprised of three non-employee directors: Mr. Nance, Chairman, and Messrs. Boswell and Vititoe. It was established on December 8, 1999 to administer the Company's long-term incentive plans for officers and employees.

     The objectives of the executive compensation program are to align compensation with business strategy, to create value for the stockholders, to attract, retain, motivate and reward highly qualified executives and to support a performance-based culture throughout the Company.

     The Committee also believes that executive compensation should be subject to objective scrutiny. Consequently, the Committee retains the services of an independent consultant, who on a regular basis evaluates the compensation programs and practices for the Company's executive officers against an industry peer group.

Components of Compensation
--------------------------

     The Committee relates total compensation levels for the Company's senior executives to the compensation paid to executives of a peer group of companies. This peer group consists of companies that are in the same industry and are considered by the Committee to be competitors for investment dollars in the energy sector of the market. The Committee reviews and approves the selection of the peer companies used for compensation comparison purposes. The companies chosen for the peer group generally are not the same companies which comprise the Dow Jones Secondary Oils Index, shown in the Performance Graph included in this proxy statement. The Committee believes that the Company's competitors for executive talent are not necessarily all of the companies included in the Dow Jones Secondary Oils Index used for comparing stockholder returns. Competition for talent is not limited to the size of the organization. Therefore, the Committee takes into account larger and smaller market capitalization firms in its selection of the peer group.

     The components of the Company's executive compensation program are base salary, annual incentive bonus and long-term incentives. These components are described below. In determining each component of compensation, the Committee and the Subcommittee consider competitive data from the peer group and the overall value of the total compensation package. The Committee and the Subcommittee believe that the total compensation package should be competitive and targeted at the median level of compensation for the peer group and that superior performance should produce a corresponding increase in value for annual and long-term incentives.

Base Salaries
-------------

     The Committee reviews each executive's base salary annually. Base salaries are targeted at market levels and are adjusted by the Committee to recognize varying levels of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Base salaries in 2000 for the executive officers named in the Summary Compensation Table as a group approximate the 50/th/ percentile of the predicted competitive market base salary for similar positions in the peer group. Mr. Seegmiller's base salary of $375,000 was increased to $410,000 in 2000, the first increase since 1998. This salary approximates the 50/th/ percentile of the competitive market for his position and reflects his depth of experience as a Chief Executive.

Annual Incentive Bonus
----------------------

     The Annual Target Cash Incentive Plan promotes the Company's pay-for-performance philosophy by providing executives with incentives in the form of annual bonuses to achieve corporate business and individual performance goals. Annual bonus opportunities allow the Company to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals. The current measurement criteria used in the Annual Target Cash Incentive Plan are designed to recognize that certain factors which impact performance are controllable, while others are not controllable, and to reward executives for superior performance against those factors which are deemed controllable.

     The bonus pool that can be generated under the Annual Target Cash Incentive Plan is subject to a three-part threshold. For each of the three threshold tests that are met, one-third of the bonus potential becomes available. The three threshold tests are: (i) annual cash flow for the Company must equal or exceed two times debt service, with debt service including interest and dividend payments, but excluding originally scheduled principal payments unless the Company's total borrowing capacity is diminished at the time of the principal repayment; (ii) the Company must achieve 75% or greater performance against its target for annual discretionary cash flow; and (iii) the Company must achieve an 85% or greater replacement ratio for annual reserves. These thresholds are approved annually by the Committee in conjunction with its approval of each bonus plan participant's incentive target percentage.

     If one or more of the three threshold tests is met, the bonus pool is determined by measuring each business unit's performance and the total Company performance against the budgeted discretionary cash flow targets adjusted for non-controllable items, such as commodity prices, interest rates and non-recurring items. The Committee then has the discretion to adjust, on a subjective basis, the final overall bonus pool for any business unit and the final bonus payment for any participant to reflect its assessment of the unit's and the participant's performance. If a bonus pool is generated based upon achievement of the established Company goals, executives earn bonuses to the extent of the performance of their primary business unit and the Company's overall performance. Individual incentive target percentage opportunity is set at the median of market levels, which is considered by the Compensation Committee to be appropriate.

     In 2000, all of the three threshold tests were met. The Company's performance against the three funding tests ranked at or near the Company's best performance since these three thresholds were adopted in 1996. However, after reviewing the calculated plan payout, the Committee determined that, primarily as a result of production delays, the payout did not properly take into account a number of significant strategic accomplishments attained during the year. During 2000, the Company reported record financial results in both absolute and per share terms, replaced 165% of its production through drilling and acquisitions, with year-end proved reserves increasing to 1,019 Bcfe, had an exploration drilling program success rate of 59% and an overall drilling success rate of 86%, with finding costs of less than $1.00 per Mcfe, and improved its capital structure by retiring a series of preferred stock and reducing long-term debt by $24 million. As a result of these accomplishments, as well as individual achievements, and in recognition of the tight labor market in the energy sector, the Committee utilized its discretion in setting the bonus awards for 2000 at levels substantially above those that the plan would calculate, as the plan does not give effect to these accomplishments. Financial results, production levels, finding costs, reserve replacement and individual performance and contribution were all factors considered in determining the size of individual awards. This subjective evaluation resulted in cash bonus awards ranging from 73% to 88% of the pre-established bonus targets to the executive officers of the Company, including the executive officers named in the tables above. Mr. Seegmiller received a cash bonus of $218,000. This represents 88% of Mr. Seegmiller's target and recognizes the same factors in the Company's 2000 performance that were applied to the entire group of executive officers.

     For 2001 the Committee has modified the way a bonus pool is determined. Instead of one measure, budgeted discretionary cash flow adjusted for non-controllable items, the Committee will also measure reserve replacement, including the quality of the reserve additions, the associated finding costs and other factors. In this way, both short-term production goals and longer-term value creation will be measured.

Long Term Incentives
--------------------

     In 2000, the Subcommittee used a combination of stock options and restricted stock to provide long-term incentives to the Company's executives. The Subcommittee's objective was to deliver one half of the long-term incentive value via stock options and one-half in the form of restricted stock. In an effort to retain key employees during the current tight labor market, where competition for energy sector executive talent is a significant issue, the Subcommittee reduced the number of the stock options granted and substituted restricted stock.

     Stock options are granted under the Amended and Restated 1994 Long-Term Incentive Plan at an option price not less than the fair market value of the Common Stock on the date of grant. Accordingly, stock options have value only if the stock price appreciates after the date the options are granted. This design focuses executives on the creation of stockholder value over the long-term and encourages equity ownership in the Company.

     The size of a stock option grant is based primarily on competitive practice and is generally targeted to be at the 50th percentile of values granted by the peer group. The Subcommittee does not typically consider the amount of options previously granted and outstanding when determining the size of stock option grants to executive officers. The Subcommittee's objective is to deliver a competitive award opportunity based on the dollar value of the award granted.
As a result, the number of shares underlying stock option awards is dependent on the stock price on the date of grant.

     Restricted stock awards are granted under the Amended and Restated 1994 Long-Term Incentive Plan. The Company's restricted stock awards to executives in 2000 consisted of grants of Common Stock, the restrictions on which generally lapse in full three years from the date of the grant. The restricted stock will be forfeited if, during the three-year restrictive period, the executive leaves the Company for any reason other than retirement, termination without cause, death or disability. Prior to the lapse of such restrictions, the participant has no right to vote or receive dividends on such shares. The restricted stock award may not be assigned or transferred except by will or the laws of descent and distribution. In the event of a Change of Control (as defined), the restrictive period shall lapse and a stock certificate representing the shares of restricted stock shall be issued to the executive. In the event of any merger, reorganization, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the shares of restricted stock, the number of shares of restricted stock shall be equitably adjusted by the Subcommittee to prevent dilution or enlargement of rights.

     In 2000 Mr. Seegmiller was granted an option to purchase 50,000 shares of Common Stock with an exercise price of $19.375 and a restricted stock award of 30,000 shares in accordance with the competitive market data.

     The Company's stock options are intended to constitute "qualified performance based compensation" as defined under Section 162(m) of the Code, with the effect that the deduction disallowance of Section 162(m) of the Code should not be applicable to compensation paid to covered employees under the stock option provisions. It is the Committee's and the Subcommittee's intent that the majority of long-term incentive awards will qualify under Section 162(m) of the Internal Revenue Code. To date the Company has experienced no loss of tax deduction as a result of 162(m).

Conclusion
----------

     The Committee and the Subcommittee believe these executive compensation policies and programs serve the interests of stockholders and the Company effectively. The various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future success, thereby enhancing the value of the Company for the stockholders' benefit. We will continue to monitor the effectiveness of the Company's total compensation program to meet the current needs of the Company.

Compensation Committee                  Compensation Subcommittee

C. Wayne Nance, Chairman                C. Wayne Nance, Chairman
Henry O. Boswell                        Henry O. Boswell
Arthur L. Smith                         William P. Vititoe
William P. Vititoe


                            AUDIT COMMITTEE REPORT

     The Audit Committee is composed of five non-employee directors. The Board of Directors has made a determination that the members of the Audit Committee satisfy the requirements of the New York Stock Exchange as to independence, financial literacy and experience. The responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was adopted by the Board of Directors of the Company on May 9, 2000. A copy of the charter is attached hereto as Exhibit C. The Audit Committee, among other matters, is responsible for annually recommending the independent accountants to be appointed by the Board of Directors as the auditors of the Company and its subsidiaries, and reviewing the arrangements for and the results of the auditors' examination of the Company's books and records, auditors' compensation, internal accounting control procedures, and activities and recommendations of the Company's internal auditors. It also reviews the Company's accounting policies, control systems and compliance activities. The Audit Committee also reviews the Charter of the Audit Committee. This is a report on the Audit Committee's activities relating to the calendar year 2000.

Review of Audited Financial Statements with Management
------------------------------------------------------

     The Audit Committee reviewed and discussed the audited financial statements with the management of the Company.

Review of Financial Statements and Other Matters with Independent Accountants
-----------------------------------------------------------------------------

     The Audit Committee discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers, LLP ("PWC"), the Company's independent accountants, required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with PWC the independent accountant's independence. These discussions included a review of all audit and non-audit services (including internal audit and tax services) provided by PWC to the Company.

Recommendation that Financial Statements be Included in Annual Report
---------------------------------------------------------------------

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year 2000 for filing with the Securities and Exchange Commission.

Audit Fees
----------

     The Company was billed an aggregate of $271,000 in professional fees and out-of-pocket costs by its auditors, PWC, to audit the Company's financial statements for the year ended December 31, 2000 and to review financial statements included in the Company's Forms 10-Q.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

     PWC performed no financial information systems design and implementation services during 2000.

All Other Fees
--------------

     PWC also provided other services to the Company, including internal audit and tax services in the year 2000. Total fees and out-of-pocket costs billed by PWC for these other services rendered in 2000 were $319,000. The Audit Committee and Board of Directors are aware that PWC provides these services to the Company and considered whether the provision of these services is compatible with maintaining PWC's independence.


                                    Audit Committee

                                    Henry O. Boswell  (Chairman)
                                    Robert F. Bailey
                                    William R. Esler
                                    P. Dexter Peacock
                                    Arthur L. Smith


                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     No member of the Compensation Committee was, during 2000, an officer or employee of the Company or any of its subsidiaries, or formerly an officer of the Company or any of its subsidiaries. During 2000, the Company had no Compensation Committee interlocks.


                      SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

     Mr. C. Wayne Nance, a director of the Company, failed to timely file a Form 4 disclosing one stock option exercise transaction that took place on May 2, 2000. A corrective report has been filed.


                             EMPLOYMENT AGREEMENTS
                      AND CHANGE IN CONTROL ARRANGEMENTS

     The Company has entered into Change in Control Agreements (the "Agreements") with the current executive officers named in the Summary Compensation Table, and with seven other officers of the Company. The Agreements are intended to encourage such employees to remain in the employ of and to carry out their duties with the Company. The term of the Agreements was initially three years from November 3, 1995, subject to automatic one-year extensions on the second and each subsequent anniversary thereof unless prior to such anniversary the Company gives written notice that the term shall not be so extended. The Agreements provide that in the event of a change in control, such individuals will receive certain benefits in the event of a termination of their employment within two years of such change in control. A "change in control" is generally defined as occurring if (i) any "person" becomes the "beneficial owner," directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities, (ii) during any 12-month period, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by the vote of at least a majority of the directors then still in office who were directors at the beginning of the period or (iii) the Company sells or otherwise disposes of, in one transaction or a series of transactions, in a single 12-month period, assets or properties of the Company representing 50% or more of the total proved reserves (on a volumetric basis) of the Company as of the beginning of such 12-month period. Benefits are provided under the Agreements unless such termination of employment is (i) for cause (as defined in the Agreements), (ii) voluntary by the executive and does not constitute a constructive termination without cause (as defined in the Agreements), or (iii) because of the death or disability of the executive.

     Generally, benefits payable under the terms of the Agreements include (i) a lump-sum cash payment equal to three times the sum of (a) base salary in effect immediately prior to the change in control or, if greater, immediately prior to the executive's termination and (b) the greater of (1) 80% of the executive's target bonus with respect to the fiscal year during which the change in control occurred or, if greater, the fiscal year during which the executive's termination occurred or (2) the executive's actual bonus paid in the fiscal year immediately preceding the change in control, (ii) payment with respect to any performance shares granted to the executive, such payment to be prorated based on actual service completed at the time of the executive's termination, and valued according to the percentage of goal attainment on the date of termination, (iii) immediate vesting and exercisability of all of the executive's options to purchase securities of the Company, (iv) immediate vesting and lapse of restrictions on any restricted stock grants outstanding at the time of the executive's termination, (v) subject to the payment of the applicable premiums, continued medical, dental and life insurance coverage for three years following the date of the executive's termination, (vi) effective crediting of an additional three years of service in the Company's retirement plans in which the executive is participating at the time of the change in control and (vii) outplacement assistance in an amount not to exceed 15% of the executive's base salary in effect on the date of a change in control (the "Termination Benefits"). In the event the excise tax relating to Section 280G of the Code applies to payments by the Company, the Company will make an additional payment to the executive in an amount such that after payment of income taxes (but not the excise tax) on such additional payment, the executive retains an amount equal to the excise tax originally imposed. No payments have been made under the Agreements.

     The Company has entered into both an employment agreement and a Change in Control Agreement with Mr. Ray R. Seegmiller, Chairman, President and Chief Executive Officer of the Company. The employment agreement provides that if Mr. Seegmiller terminates his employment for good reason (as defined in the agreement) or the Company terminates his employment for any reason other than cause (as defined in the agreement), Mr. Seegmiller shall receive 12 months of base salary, as well as continuation of all applicable benefit programs. Under the terms of Mr. Seegmiller's Change in Control Agreement, in the event of a termination, Mr. Seegmiller will be required to elect between receiving the Termination Benefits or the amounts payable to Mr. Seegmiller under his employment agreement.

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The following graph compares the Common Stock ("COG") performance with the performance of the Standard & Poor's 500 Stock Index and the Dow Jones Secondary Oils-US Index for the period December 1995 through December 2000. The graph assumes that the value of the investment in the Company's Common Stock and in each index was $100 on December 31, 1995 and that all dividends were reinvested.

                             [GRAPH APPEARS HERE]


                               Dec-95         Dec-96         Dec-97         Dec-98         Dec-99         Dec-00
----------------------------------------------------------------------------------------------------------------
      S&P 500                   100.0          120.3          157.6          199.6          238.5          214.4
----------------------------------------------------------------------------------------------------------------
        COG                     100.0          118.0          134.7          105.8          114.1          217.5
----------------------------------------------------------------------------------------------------------------
DJ Secondary Oils-US            100.0          124.3          122.0           81.8           93.3          147.5
----------------------------------------------------------------------------------------------------------------

           BENEFICIAL OWNERSHIP OF OVER FIVE PERCENT OF COMMON STOCK

     The following table reports beneficial ownership of Common Stock by holders of more than five percent of any class of the Company's voting securities. Unless otherwise noted, all ownership information is based upon filings made by such persons with the Commission.

                Name and Address of                           Number of Shares                    Percent of
                  Beneficial Owner                             of Common Stock                      Class
                                                                    Owned
     ------------------------------------------              --------------------            ------------------
     Luther King Capital Management Corporation
            301 Commerce Street, Suite 1600
            Fort Worth, TX 76102                               1,508,600/(1)/                        5.2%

     Neuberger Berman Inc.
            Neuberger Berman, LLC.
            605 Third Ave.
            New York, NY 10158-3698                            1,958,981/(2)/                       6.75%

     NewSouth Capital Management, Inc.
            1000 Ridgeway Loop Rd., Suite 233
            Memphis, TN  38120                                 2,520,401/(3)/                        8.7%

     State Street Research & Management Company
            One Financial Center, 30/th/ Floor
            Boston, MA 02111-2690                              1,702,100/(4)/                       5.87%

     Wellington Management Company, LLP
            75 State Street
            Boston, MA 02109                                   3,568,300/(5)/                      12.26%

_______________

(1) According to a Schedule 13G, dated February 9, 2001, filed with the Commission by Luther King Capital Management Corporation, it has sole voting and sole dispositive power over all of these shares.

(2) According to a Schedule 13G, dated February 1, 2001, filed with the Commission by Neuberger Berman Inc. and Neuberger Berman, LLC., they have sole voting power over 1,029,081 of these shares, shared voting power over 692,300 of these shares and shared dispositive power over all of these shares.

(3) According to Amendment No. 6 to a Schedule 13G, dated February 8, 2001, filed with the Commission by NewSouth Capital Management, Inc., it has sole voting power over 2,500,401 of these shares, shared voting power over 20,000 of these shares and sole dispositive power over all of these shares.

(4) According to a Schedule 13G, dated February 12, 2001, filed with the Commission by State Street Research & Management Company, it has sole voting power over 1,597, 600 of these shares, no voting power over the remainder of these shares and sole dispositive power over all of these shares.

(5) According to Amendment No. 13 to a Schedule 13G, dated February 14, 200l, filed with the Commission by Wellington Management Company, LLP, it has shared voting power over 2,332,200 of these shares, no voting power over the remainder of these shares and shared dispositive power over all of these shares.

            BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table reports, as of February 1, 2001, beneficial ownership of Common Stock by each current director of the Company, by each executive officer listed in the Summary Compensation Table and by all directors and executive officers as a group. Unless otherwise indicated, the persons below have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.

                                                                  Number of Shares
                                                                      of Common                  Percent
             Name of Beneficial Owner                                Stock Owned                  Class
     -------------------------------------------------        -----------------------         ------------
     Robert F. Bailey.................................                5,501        1/               *
     Henry O. Boswell.................................               24,001        2/               *
     John G.L. Cabot..................................               94,796        3/               *
     William R. Esler.................................               21,001        4/               *
     C. Wayne Nance...................................               15,001        5/               *
     P. Dexter Peacock................................                9,334        6/               *
     Charles P. Siess, Jr.............................              115,093        7/               *
     Arthur L. Smith..................................                3,334                         *
     William P. Vititoe...............................                7,616        8/               *
     Ray R. Seegmiller................................              144,532     9/13/               *
     H. Baird Whitehead...............................               22,598       10/               *
     Michael B. Walen.................................               13,879     11/13               *
     Robert R. McBride, Jr............................                    0                         *
     Jeffrey W. Hutton................................                9,809    12/13/               *
                                                                               -- --

     All directors and executive officers as a group
       (16 individuals)...............................              492,995       14/             1.7%
                                                                                  --

   ________________
*  Represents less than 1% of the outstanding Common Stock.


1/   Includes 5,001 shares purchasable upon the exercise of options within 60
-    days.

2/   Includes 20,001 shares purchasable upon the exercise of options within 60
-    days.

3/   Includes 1,782 shares held by Mr. Cabot's spouse and 13,184 shares held by
- various trusts of which Mr. Cabot serves as co-trustee, as to all of which Mr. Cabot shares voting and/or investment power; Mr. Cabot disclaims beneficial ownership of such shares. Also includes 5,001 shares purchasable upon the exercise of options within 60 days.

4/   Includes 17,001 shares purchasable upon the exercise of options within 60
-    days.

5/   Includes 15,001 shares purchasable upon the exercise of options within 60
-    days.

6/   Includes 8,334 shares purchasable upon the exercise of options within 60
-    days.

7/   Includes 89,334 shares purchasable upon the exercise of options within 60
-    days.

8/   Includes 5,001 shares purchasable upon the exercise of options within 60
-    days.

9/   Includes 67,334 shares purchasable upon the exercise of options within 60
-    days.

10/  Includes 1,309 shares held in the Company's Savings Investment Plan as to
-- which Mr. Whitehead shares voting and investment power and 5,334 shares purchasable upon the exercise of options within 60 days.

11/  Includes 4,167 shares purchasable upon the exercise of options within 60
--   days.

12/ Includes 532 shares held in the Company's Savings Investment Plan as to which Mr. Hutton shares voting and investment power.

13/ Includes 30,000, 6,500 and 5,750 shares of restricted stock granted to -- Messrs. Seegmiller, Walen and Hutton, respectively on May 9, 2000, the restrictions on which lapse May 9, 2003. Messrs. Seegmiller, Walen and Hutton have no voting or investment power with respect to these shares during the restrictive period.

14   Includes 1,841 shares held in the Company's Savings Investment Plan as to
-- which the executive officers share voting and investment power and 268,842 shares purchasable by the executive officers and directors upon the exercise of options within 60 days. Also includes 47,250 shares of restricted stock granted to the executive officers. See also Notes 1-13 above.


                         FUTURE STOCKHOLDER PROPOSALS

     Any stockholder proposal intended for inclusion in the proxy statement for the 2002 Annual Meeting of Stockholders of the Company, and otherwise eligible, should be sent to Ms. Lisa A. Machesney, Secretary, Cabot Oil & Gas Corporation, 1200 Enclave Parkway, Houston, Texas 77077 and must be received by November 26, 2001.

     The Bylaws of the Company require timely advance written notice of stockholder nominations of director candidates and of any other business to be presented by a stockholder at an annual meeting of stockholders. To be timely, the Bylaws require advance written notice be delivered to the Company's Secretary at the principal executive offices of the Company not later than the close of business on the 60th day, nor earlier than the close of business on the 90th day, prior to the anniversary of the preceding year's annual meeting (with certain exceptions if the date of the annual meeting is different by more than specified amounts from the anniversary date). The deadline for submission for the 2002 Annual Meeting of Stockholders is currently March 4, 2002. To be valid, a notice must set forth certain information specified in the Bylaws.

                            SOLICITATION OF PROXIES

     The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to solicitation by mail, officers, employees or agents of the Company may solicit proxies personally, by telephone and by telegraph. The Company may request banks and brokers or other similar agents or fiduciaries to transmit the proxy material to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing. Corporate Investor Communications, Inc. has been retained to assist the Company in the solicitation of proxies at a fee estimated not to exceed $12,000, plus expenses.

                                 MISCELLANEOUS

     The Company's management does not know of any matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares to which the proxy relates on such matters in accordance with their best judgment unless otherwise specified in the proxy.


                                        BY ORDER OF THE BOARD OF DIRECTORS,


                                        /s/ Lisa A. Machesney

                                        LISA A. MACHESNEY
                                        Corporate Secretary


March 29, 2001

                                   EXHIBIT A

                          CABOT OIL & GAS CORPORATION
          SECOND AMENDED AND RESTATED 1994 LONG-TERM INCENTIVE PLAN

          1. Objectives. The Cabot Oil & Gas Corporation Second Amended and Restated 1994 Long-Term Incentive Plan (the "Plan") is designed to attract and retain key executives and other selected employees and reward them for making major contributions to the success of Cabot Oil & Gas Corporation, a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter defined). These objectives are to be accomplished by making awards under the Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

          2. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

          "Award" means the grant of any form of Stock Option, Stock Appreciation Right, Stock Award, Performance Award or Cash Award, whether granted singly, in combination or in tandem, to a Participant pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

          "Award Agreement" means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award.

          "Board" means the Board of Directors of the Company.

          "Cash Award" means an Award denominated in cash.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" means such committee of the Board as is designated by the Board to administer the Plan.

          "Common Stock" means the Class A Common Stock, par value $.10 per share, of the Company.

          "Company" means Cabot Oil & Gas Corporation.

          "Employee" means any person who is receiving remuneration for personal services (or could be receiving remuneration except for an authorized leave of absence) as an employee of the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Fair Market Value" means, as of a particular date, (i) if the shares of Common Stock are listed on a national securities exchange, the average between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of the relevant event on such date; (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the average between the highest and lowest sales price per share of Common Stock on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or, at the discretion of the Committee, the price prevailing on the NASDAQ National Market at the time of the relevant event on such date or (iii) if the Common Stock is not so listed or quoted, the average between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by NASDAQ, or, if not reported by NASDAQ, by the National Quotation Bureau, Inc.

          "Incentive Stock Option" or "ISO" means a Stock Option that complies with Section 422 of the Code.

          "Participant" means an employee of the Company or any of its Subsidiaries to whom an Award has been made under this Plan.

          "Performance Award" means an Award paid, vested or otherwise deliverable on account of one or more pre-established objective Performance Goals established by the Committee.

          "Performance Goal" means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

          "Restricted Stock" means Common Stock that is restricted or subject to forfeiture provisions.

          "Stock Award" means an Award consisting of Common Stock or denominated in units of Common Stock.

          "Stock Appreciation Right" or "SAR" means the right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a number of shares of Common Stock on the date the stock appreciation right is exercised over a specific strike price.

          "Stock Based Awards Limitations" means the limitations applied to any awards granted hereunder as described in Section 7(f)(i) and (ii) of the Plan.

          "Stock Option" means a right to purchase a specified number of shares of Common Stock at a specified price that is not less than the greater of (i) the Fair Market Value of the Common Stock on the date of grant and (ii) the par value of the Common Stock on the date of grant.

          "Subsidiary" means any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

          3. Eligibility. Employees and individuals who have agreed to become Employees of the Company and its Subsidiaries are eligible for an Award under this Plan.

          4. Common Stock Available for Awards. There shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 3,700,000 shares of Common Stock of which no more than 30% of such shares will be used for Stock Awards. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and stock exchanges and transaction reporting systems to make shares of Common Stock available for issuance pursuant to Awards. Common Stock related to Awards that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant, or are exchanged for Awards that do not involve Common Stock, shall immediately become available for Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate.

          5. Administration. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant holding such Award or (ii) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of Paragraph 6 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. The Committee shall establish the vesting schedule, if any, for each Award. It is the intent of this Plan that any Stock Option grants will never be repriced or substituted for new Stock Option grants with a lower exercise price.

          6. Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish.

          7. Awards. The Committee shall determine the type or types of Awards to be made to each Participant under this Plan. Each Award made hereunder shall be embodied in an Award Agreement, which shall contain such terms, conditions, performance requirements and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant and by the Chief Executive Officer, the Chief Operating Officer, or any Vice President of the Company for and on behalf of the Company. Awards may consist of those listed in this Paragraph 7 and may be granted singly, in combination or in tandem

          (a) Stock Option. An Award may consist of a right to purchase a specified number of shares of Common Stock at a specified price that is not less than the greater of (i) the Fair Market Value of the Common Stock on the date of grant and (ii) the par value of the Common Stock on the date of grant. A Stock Option may be in the form of an Incentive Stock Option which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code.

          (b) Stock Appreciation Right. An Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over a specified strike price as set forth in the applicable Award Agreement.

          (c) Stock Award. An Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any Stock Award may be subject to conditions established by the Committee, and set forth in the Award Agreement, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance. Such Awards may be based on Fair Market Value or other specified valuations. The certificates evidencing shares of Common Stock issued in connection with a Stock Award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto.

          (d) Cash Award. An Award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee, and set forth in the Award Agreement, including, but not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance.

          (e) Performance Award. Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (i) 90 days after the commencement of the period of service to which the Performance Goal relates and (ii) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units of the Company, or the Company as a whole, and may include one or more of the following: increased revenue, net income, stock price, market share, earnings per share, other earnings measures, return on equity, return on assets, decrease in costs, shareholder value, EBIT, EBITDA, funds from operations, cash flow, cash from operations, net cash flow, net cash flow before financing activities, other cash flow measures, total shareholder return, return on capital, return on invested capital, operating income, after-tax operating income, reserve additions, proceeds from dispositions, production volumes, reserve replacement measures, finding and development costs, total market value, petroleum reserve measures and safety and environmental performance measures. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation (S) 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

          (f) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:

          (i) no Participant may be granted, during any calendar year, Awards consisting of Stock Options or Stock Appreciation Rights that are exercisable for more than 500,000 shares of Common Stock;

          (ii) no Participant may be granted, during any calendar year, Stock Awards covering or relating to more than 100,000 shares of Common Stock; and

          (iii) no Participant may be granted Awards consisting of cash or in any other form permitted under this Plan (other than Awards consisting of Stock Options or Stock Appreciation Rights or Stock Awards) in respect of any calendar year having a value determined on the date of grant in excess of $2,000,000.

          8.    Payment of Awards.

          (a) General. Payment of Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine, including in the case of Common Stock, restrictions on transfer and forfeiture provisions. As used herein, "Restricted Stock" means Common Stock that is restricted or subject to forfeiture provisions.

          (b) Deferral. With the approval of the Committee, payments may be deferred, either in the form of installments or a future lump sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

          (c) Dividends and Interest. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

          9. Stock Option Exercise. The price at which shares of Common Stock may be purchased under a Stock Option shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Stock or other Awards to exercise a Stock Option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the Participant. The Committee may provide for loans from the Company to permit the exercise or purchase of Awards and may provide for procedures to permit the exercise or purchase of Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of the shares issued upon the exercise of the Stock Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

          10. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common

Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

          11. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (i) no amendment or alteration that would impair the rights of any Participant under any Award previously granted to such Participant shall be made without such Participant's consent and (ii) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required by applicable legal requirements.

          12. Termination of Employment. Upon the termination of employment by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify the Award in any manner that is either (i) not adverse to such Participant or (ii) consented to by such Participant.

          13. Assignability. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 13 shall be null and void.

          14. Adjustments.

          (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

          (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Committee may adjust proportionally (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding Awards denominated in Common Stock or units of Common Stock; (ii) the exercise or other price in respect of such Awards; (iii) the appropriate Fair Market Value and other price determinations for such Awards; and (iv) the Stock Based Awards Limitations, as provided in Section 7(f) to reflect such transaction. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, Awards and the termination of unexercised options in connection with such transaction.

          15. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

          16. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Board nor the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

          17. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

          18. Effective Date of Plan. This amended and restated Plan shall be effective as of the date (the "Effective Date") it is approved by the Board of Directors of the Company. Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval by the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at a meeting of the Company's stockholders held on or before December 31, 2001. If the stockholders of the Company should fail so to approve the provisions of this Plan, the Plan shall revert to the provisions as in effect under the Amended and Restated 1994 Long-Term Incentive Plan of Cabot Oil & Gas Corporation.

                                   EXHIBIT B

                          CABOT OIL & GAS CORPORATION
    SECOND AMENDED AND RESTATED1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


            1. Purpose of the Plan. This Non-employee Director Stock Option Plan (the "Plan") is intended as an incentive to retain and attract persons of training, experience and ability to serve as independent directors on the Board of Directors of Cabot Oil & Corporation, a Delaware corporation (the "Company"), to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company. It is further intended that the options granted pursuant to this Plan (the "Options") will be non-qualified options within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code").

            2. Stockholder Approval. All Options granted pursuant to this Plan are subject to, and may not be exercised before, the approval of this Plan by the affirmative vote of the holders of a majority of the outstanding shares of the Class A Common Stock, par value $.10 per share (the "Common Stock"), of the Company that are present, or represented, and entitled to vote at a meeting of the Company's stockholders.

            3. Designation of Participants; Automatic Grant of Options. Each director of the Company who is not an employee of the Company or any Subsidiary (as hereinafter defined) of the Company (any such director being hereinafter referred to as a "Non-employee Director") shall be granted Options as described hereunder. Each individual who becomes a Non-employee Director after the Effective Date shall automatically be granted Options to purchase 10,000 shares of Common Stock (subject to adjustment as provided in Paragraph 10) on the date such person first becomes a Non-employee Director. Furthermore, at each annual meeting of stockholders (other than when the director's status as such terminates at such meeting), each Non-employee Director shall automatically be granted Options to purchase an additional 5,000 shares of Common Stock (subject to adjustment as provided in Paragraph 10) on such date. Notwithstanding the foregoing, in the case of any grant of Options made on a date subsequent to the Effective Date, such grant shall only be made if the number of shares subject to future grant under this Plan is sufficient to make all automatic grants required to be made pursuant to this Plan on such date of grant. As used herein, the term "Subsidiary" of the Company shall mean any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

            4. Option Agreement. Each Option granted hereunder shall be embodied in a written option agreement ("Option Agreement"), which shall be subject to the terms and conditions set forth herein and shall be signed by the Optionee and by the Chief Executive Officer, the Chief Operating Officer, or any Vice President of the Company for and on behalf of the Company.

            5. Common Stock Reserved for the Plan. Subject to adjustment as provided in Paragraph 10 hereof, a total of 500,000 shares of Common Stock shall be reserved for issuance upon the exercise of Options granted pursuant to this Plan. The shares subject to the Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company, or any parent or subsidiary of the Company, in its treasury. The Board of Directors and the appropriate officers of the Company shall from time to time take whatever actions are necessary to execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which shares of Common Stock are listed or quoted in order to make shares of Common Stock available for issuance to an Optionee (as hereinafter defined) pursuant to this Plan. Common Stock subject to Options that are forfeited or terminated or expire unexercised in such a manner that all or some of the shares subject thereto are not issued to an Optionee shall immediately become available for the granting of Options. As used herein, the term "Optionee" shall mean any Non-employee Director to whom Options are granted hereunder.

          6.  Option Price.

          (a) The purchase price of each share of Common Stock that is subject to an Option granted pursuant to this Plan shall be 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted.

          (b) The Fair Market Value of a share of Common Stock on a particular date shall be deemed to be (i) if the shares of Common Stock are listed on a national securities exchange, the average between the highest and lowest sales price per share of Common Stock on the consolidated transaction system reporting system for such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Board of Directors, the price prevailing on the exchange at the time of the relevant event on such date; (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the average between the highest and lowest sales price per share of Common Stock on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or, at the discretion of the Board of Directors, the price prevailing on the NASDAQ National Market at the time of the relevant event on such date or (iii) if the Common Stock is not so listed or quoted, the average between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by NASDAQ, or, if not reported by NASDAQ, by the National Quotation Bureau, Inc.

          7. Option Period. Each Option granted pursuant to this Plan shall terminate and be of no force and effect with respect to any shares of Common Stock not purchased by the Optionee upon the earliest to occur of the following:
(a) the expiration of five years following the date upon which the Option is granted; (b) the expiration of one year following the date upon which the Optionee ceases to be a Non-employee Director by reason of death, disability or mandatory retirement; or (c) the expiration of three months following the date on which the Optionee ceases to be a Non-employee Director for any reason other than death, disability or mandatory retirement.

          8.  Exercise of Options.

          (a) Options granted pursuant to this Plan shall be exercisable, on a cumulative basis, as follows: (i) with respect to 33 1/3% of the total number of shares of Common Stock initially subject to any Option, such Option shall be exercisable on the first anniversary of the date of grant; and (ii) with respect to the remaining shares of Common Stock subject to any Option, such Option shall be exercisable with respect to an additional 33 1/3% of the total number of shares initially subject thereto as of the second and third anniversaries of the date of the grant.

          (b) An Option may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

          (c) In the event that an Optionee ceases to serve as a Non-employee Director for any reason other than death, disability or mandatory retirement, an Option granted to such Optionee may be exercised only to the extent such Option was exercisable at the time he ceased to serve in such capacity.

          (d) In the event that an Optionee ceases to serve as a Non-employee Director by reason of death, disability or mandatory retirement, at a time when an Option granted hereunder is still in force and unexpired under the terms of Paragraph 7 hereof, each such unmatured Option shall be accelerated. Such acceleration shall be effective as of the date of death, disability or retirement, as appropriate, and each Option so accelerated shall be exercisable in full for so long as it is still in force and unexpired under the terms of Paragraph 7 hereof.

          (e) The purchase price of the shares as to which an Option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable in cash or by means of tendering theretofore owned Common Stock which has been held by the Optionee for more than six months, valued at Fair Market Value on the date of exercise, or any combination thereof. An Optionee may also exercise an Option by use of the proceeds to be received from the sale of Common Stock issuable pursuant to the Option. No holder of an Option shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares subject to any Option unless and until certificates evidencing such shares shall have been issued by the Company to such holder.

          9. Assignability. Unless otherwise determined by the Board of Directors and provided in the Option Agreement, no Option shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any attempted assignment of an Option in violation of this Paragraph 9 shall be null and void.

          10. Adjustments.

          (a) The existence of outstanding Options shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

          (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Board of Directors may adjust proportionally (i) the number of shares of Common Stock reserved under these Options; and (ii) the exercise price of such Options. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board of Directors shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall be authorized to issue or assume stock options, regardless of whether in a transaction to which
Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, the termination of unexercised options in connection with such transaction.

          (c) An Option shall become fully exercisable upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Plan, a "Change of Control" shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred: (a) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement;
(b) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall have become the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person's attaining such percentage interest; (c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

          11. Taxes. The Company may make such provisions as it may deem appropriate for the withholding of any taxes that it determines is required in connection with any Options granted to any Optionee hereunder.

          12. Amendments or Termination. The Board of Directors of the Company may amend, alter or discontinue this Plan, except that (a) no amendment or alteration that would impair the rights of any Optionee under any Option that he has been granted shall be made without his consent and (b) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required.

          13. Government Regulations. This Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares of Common Stock under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals on the part of any governmental agencies or national securities exchanges or transaction reporting systems as may be required.

          14. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

          15. Effective Date of Plan. This amended and restated Plan shall be effective as of the date (the "Effective Date") it is approved by the Board of Directors of the Company. Notwithstanding the foregoing, the adoption of this amended and restated Plan is expressly conditioned upon the approval by the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at a meeting of the Company's stockholders held on or before December 31, 2001. If the stockholders of the Company should fail so to approve this amended and restated Plan prior to such date, this amended and restated Plan shall revert to the provisions of the prior plan and all grants of options hereunder in excess of the Plan's limitations shall be null and void.

          16. Miscellaneous. The granting of any Option shall not impose upon the Company, the Board of Directors of the Company or any other directors of the Company any obligation to nominate any Optionee for election as a director and the right of the stockholders of the Company to remove any person as a director of the Company shall not be diminished or affected by reason of the fact that an Option has been granted to such person.

                                   EXHIBIT C

                          CABOT OIL & GAS CORPORATION

                                CHARTER OF THE
                            AUDIT COMMITTEE OF THE
                              BOARD OF DIRECTORS
                             (Adapted May 9, 2000)


     The Board of Directors of Cabot Oil & Gas Corporation (hereafter "Company") has heretofore constituted and established an Audit Committee of the Board of Directors with authority, responsibility and specific duties as described in the Statement of Responsibilities and Authorities of the Audit Committee, adapted by the Board of Directors on May 5, 1990. This charter replaces and supersedes in its entirety the Statement of Responsibilities and Authorities of the Audit Committee.

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditor. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors.

     The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Chairman of the Board.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to the Board.

     The Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     3. Recommend to the Board of Directors whether the Company's annual audited financial statements and accompanying notes should be included in the Company's Annual Report on Form 10-K.

     4. Review with management and the independent auditor any matters provided in Statement on Auditing Standards No. 71 (significant events during auditor's quarterly review, such as a material change in accounting principles, a significant subsequent event or significant accounting adjustments) arising in connection with the Company's quarterly financial statements.

     5. Meet periodically (generally semi-annually) with management to review the Company's report on accounting reserves and estimates, and any other reports on reserves, estimates or exposures, and any steps management is taking in respect of these items.

     6. Review material changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditor or management .

     7. Review any analysis prepared by management and the independent auditor for the Committee of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     8. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     9. Approve the fees to be paid to the independent auditor and the internal auditor.

     10. Review the independence of the independent auditors, giving consideration to the range of audit and non-audit services performed by them. In this connection, the Committee is responsible for ensuring the independent auditor furnishes at least annually a formal written statement delineating all relationships with the Company consistent with Independence Standards Board Standard No. 1. To evaluate the independence of the independent auditor, the Committee shall review the statement; conduct an active discussion with the independent auditor with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditor; take any other appropriate action in response to the independent auditors' statement or other communications to satisfy itself of the independence of the independent auditor; and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

     11. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     12. Review the appointment and replacement of the persons or firm conducting the internal audit function.

     13. Review the significant reports to management prepared by the internal auditor and management's responses.

     14. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     15. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 (relating to independent auditor discovery of information that an illegal act may have occurred) has not been implicated.

     16. Obtain and review the annual report from management and any other items provided by management, the Company's internal auditor or independent auditor with respect to compliance with the Company's Code of Business Conduct.

     17. Discuss with the independent auditor certain matters required to be communicated by the independent auditor pursuant to Statement on Auditing Standards No. 61 (significant events during auditor's annual audit, such as significant accounting policies, management judgements and accounting estimates, significant audit adjustments, disagreements with management, including accounting principles, scope of audit and disclosures).

     18. Review with the independent auditor and the internal auditor any problems or difficulties either may have encountered and any management letter provided by either auditor and the Company's response to that letter. Such review should include:

          a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          b. Any changes required in the planned scope of the internal or external audit.

          c. The internal and external auditor responsibilities, budget and staffing.

     19. Prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     20. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

     21. Review with the Company's legal counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     22. Meet at least annually with the senior financial officer, the internal auditor and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. It is also not the duty of the Audit Committee to conduct investigations, to resolve any disagreements between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                      [Cabot Oil & Gas Corporation Logo]

                                  DETACH HERE


                                     PROXY


                          CABOT OIL & GAS CORPORATION

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  May 3, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned acknowledges receipt of the notice of Annual Meeting of Stockholders and the Proxy Statement, each dated March 29, 2001, and appoints Lisa A. Machesney and Scott C. Schroeder, or either of them, proxies for the undersigned, with power of substitution, to vote all of the undersigned's shares of common stock of Cabot Oil & Gas Corporation at the Annual Meeting of Stockholders to be held at Cabot Oil & Gas Corporation's corporate headquarters, First Floor, in Houston, Texas, at 10:00 a.m., local time, on May 3, 2001, and at any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS I, II, III, AND IV AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM V.

THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

----------------                                                  --------------
  SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
     SIDE                                                               SIDE
----------------                                                  --------------

CABOT OIL & GAS
CORPORATION
c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398

------------------------                                  ----------------------
 Vote by Telephone                                         Vote by Internet
------------------------                                  ----------------------

It's fast, convenient, and immediate!                     It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                      confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

-----------------------------------------                 -------------------------------------------------------
Follow these four easy steps:                             Follow these four easy steps:
1. Read the accompanying Proxy                            1.  Read the accompanying Proxy
   Statement/Prospectus and Proxy Card.                       Statement/Prospectus and Proxy Card.

2. Call the toll-free number                              2.  Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).                           http://www.eproxyvote.com/cog

3. Enter your 14-digit Voter Control Number               3.  Enter your 14-digit Voter Control Number
   located on your Proxy Card above your name.                located on your Proxy Card above your name.

4. Follow the recorded instructions.                      4.  Follow the instructions provided.
-------------------------------------------               -------------------------------------------------------

Your vote is important!                                   Your vote is important!
Call 1-877-PRX-VOTE anytime!                              Go to http://www.epoxyvote.com/cog anytime!
Do not return your Proxy Card if you are voting by Telephone or Internet

                                  DETACH HERE

 [X] Please mark
     X votes as in this
     example.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS I, II, III, AND IV.

1. ELECTION OF DIRECTORS (check one box only)                                                         FOR  AGAINST ABSTAIN
   Nominees: (01) Robert F. Bailey, (02) John G.L.        2.  To approve the second amendment         [_]    [_]     [_]
   Cabot, and (03) C. Wayne Nance                             and restatement of the 1994
                                                              Long-Term Incentive Plan.
              FOR        WITHHELD
              [_]          [_]                            3.  To approve the second amendment         [_]    [_]     [_]
                                                              and restatement of the 1994
                                                              Non-employee Director Stock
                                                              Option Plan.

                                                          4.  Ratification of the appointment         [_]    [_]     [_]
                                                              of PricewaterhouseCoopers LLP,
                                                              independent certified public
     [_] ________________________________________             accountants, as auditors of the
           For all nominees except as noted above             Company for it's 2001 fiscal year.

                                                          In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

                                                          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT              [_]

                                                          Please date this proxy and sign your name exactly as it
                                                          appears hereon. In the case of one or more joint owner each joint owner should sign. If signing as executor, trustee,
                                                          guardian, attorney, or in any other representative
                                                          capacity, or as an officer of a corporation, please indicate your full title as such.



Signature:_____________________________  Date:___________________  Signature: ________________________________   Date:_____________